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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                  JULY 16, 1998
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                                 PNC BANK CORP.
             (Exact name of registrant as specified in its charter)

                          COMMISSION FILE NUMBER 1-9718


         PENNSYLVANIA                                            25-1435979
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                              Identification No.)

                                  ONE PNC PLAZA
                                249 FIFTH AVENUE
                       PITTSBURGH, PENNSYLVANIA 15222-2707
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (412) 762-1553
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)



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ITEM 5.     OTHER EVENTS

           Second Quarter 1998 Financial Results

           On July 16, 1998, PNC Bank Corp. ("Corporation") reported results of operations for the three months and six months ended June 30, 1998. A copy of the earnings press release issued by the Corporation is attached as Exhibit 99 and incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

           (c) Exhibits

           The exhibit listed on the Exhibit Index on page 3 of this Form 8-K is filed herewith.


                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 PNC BANK CORP.
                                                 (Registrant)


           Date: July 16, 1998             By:    /s/ ROBERT L. HAUNSCHILD
                                                  ------------------------------
                                                  Robert L. Haunschild
                                                  Senior Vice President and
                                                    Chief Financial Officer



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                                  EXHIBIT INDEX

99 Earnings press release issued by the Corporation on July 16, 1998, with respect to the results of operations for the three months and six months ended June 30, 1998, filed herewith.




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